POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

FIRST INVESTORS EQUITY FUNDS, a Delaware business trust (the “Fund”), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Larry R. Lavoie, Mary Carty and Carol Lerner Brown (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund’s registration statement on Form N-1A and any and all amendments to such registration statement of the Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of beneficial interest of the Fund, such registration statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and trustees itself/themselves might or could do.

FIRST INVESTORS EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Chief Compliance Officer, and the undersigned officers and trustees have hereunto set their hands on this 20th day of January 2011.

FIRST INVESTORS EQUITY FUNDS

By: /s/ Christopher H. Pinkerton
Christopher H. Pinkerton
President

ATTEST:

/s/ Marc Milgram
Marc Milgram
Chief Compliance Officer of
the Fund

[Signatures Continued on Next Page]

Signature	Title

/s/ Charles R. Barton III	Trustee
Charles R. Barton III

/s/ Stefan L. Geiringer	Trustee
Stefan L. Geiringer

/s/ Robert M. Grohol	Trustee
Robert M. Grohol

/s/ Christopher H. Pinkerton	Trustee and President
Christopher H. Pinkerton

/s/ Arthur M. Scutro, Jr.	Trustee
Arthur M. Scutro, Jr.

/s/ Mark R. Ward	Trustee
Mark R. Ward